EXHIBIT 23


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements on Form SB-2 (File No. 333-112159) and Form S-8 (333-43718 and 333-70376) of CorVu
Corporation of our report dated September 8, 2004, which appears on page 15 of this annual report on Form 10-KSB for the year ended June 30, 2004.

                                              /s/ VIRCHOW, KRAUSE & COMPANY, LLP

Minneapolis, Minnesota
October 8, 2004